Exhibit 99.3

DIODES 2Q 2012 EARNINGS CALL

QUESTIONS AND ANSWERS

Operator

(Operator Instructions)

Stephen Chin - UBS - Analyst

Nice job on navigating the tough macro environment currently.

Keh-Shew Lu - Diodes Incorporated - President and CEO

Thank you.

Stephen Chin - UBS - Analyst

A couple questions on your end markets, in particular, the industrial end markets where you mentioned North America and Europe were pretty healthy and strong and I think the growth there was pretty broad. Can you talk a little bit more about how your products are positioned in those two regions in particular and also how Asia was faring as well? High end versus low end products, or is it products going into factory, power management, for example?

Mark King - Diodes Incorporated - SVP, Sales and Marketing

The industrial market, I would say it would be in our high-end product areas. I think it’s really pretty broad based, everything from security and smoke to climate control and various other industrial-type things. It’s pretty broad-based when you look at the size of the accounts in North America. If you look into Asia, it’s pretty much power-based and probably more focused in the adapter base for portable markets.

Stephen Chin - UBS - Analyst

Okay. Got it. Also, how are the demand trends for the telecom and automotive business going into Q3?

Mark King - Diodes Incorporated - SVP, Sales and Marketing

I think that telecom business seems a little bit softer. Again, our exposure is pretty broad-based in that and really roughly only 16% and automotive appears pretty strong, but obviously that’s our smallest segment.

Stephen Chin - UBS - Analyst

Just one last question, either for Rick or Dr. Lu. In terms of the CapEx that you’re spending on Shanghai, in terms of the new capacity for new packaging types, I understand that that’s mainly for new product. Once we get through the high demand of Q3 and starts to enter Q4, will that capacity be somewhat idle going into Q4 because of seasonality or are these new product sets where you’re expecting there to be fairly steady demand exiting the year?

Keh-Shew Lu - Diodes Incorporated - President and CEO

It would be very steady demand because those new product. We have been doing a lot of design wins and therefore, it will continue that capacity demand will continue, and we might need to continue putting up the capacity. If you know what we driving in the past, we have been it driving smaller and thinner and another one is better power efficiency. Those are products we putting up, like a Powerdi 5, like our SOT 323, those can be very thin or very power efficiency. Those are thin, and those are our future. We believe the demand will continue so I don’t think the capacity will be idle.

Stephen Chin - UBS - Analyst

Great, thanks.

Operator

Harsh Kumar, Stephens Inc.

Harsh Kumar - Stephens Inc. - Analyst

Dr. Lu with the softness you talked about in China and also the macro environment, how confident are you guys about the ability to shift the mix up given the conditions that exist?

Keh-Shew Lu - Diodes Incorporated - President and CEO

Okay, I think I might take this opportunity to explain about our GPM percent improvement. If you look at, from 1Q of 23.3% GPM to second quarter of 25.8%, and now we forecast third quarter, 28% plus minus 2, we’re going to continue to improve our GPM percent and I think I’ve been talking about the GPM percent affected by four factors. One is ASP. We now are seeing, is it just is normal season ASP decline? No, it’s typically we are running about, I think I’ve been talking about in the past, 2% a quarter. That kind of normal ASP drop, we don’t see a significant drop like in the past.

Second one is the product mix improvement. In the second quarter and forecast in the third quarter, most product mix improvement is coming out due to the new product or new project ramped production. Third one, I think what I’ve been talking about is gold wire conversion, that is because the gold price is stable, therefore, it’s not getting worse. But the improvement from that is very slowly due to now we are waiting for the major customer to convert and typically they are very slow and very careful. Then the fourth one is our manufacturing and productivity improvement or we say manufacturing utilization those kinds of areas, it continues. We continue to see the improvement in cost reduction continue driving the cost reduction and implement that and therefore, you are able to cover the ASP drop, plus the improvement we forecasted. I think we continue our effort and we will continue to see this kind of GPM percent improvement in the third quarter.

Harsh Kumar - Stephens Inc. - Analyst

Very helpful, Dr. Lu. That was really helpful. Dr. Lu, if I can ask you for your guidance, how booked are you from a coverage angle or just what is your backlog, 80% booked, 70% booked? Just any help.

Keh-Shew Lu - Diodes Incorporated - President and CEO

Most of our products is not really by the book. Like a lot of stuff we put in a hub and our direct customer, they just want to us put four weeks or six weeks inventory in the hub. They use it, then they come to tell us. We don’t really use the order or the backlog to drive in our business.

Mark King - Diodes Incorporated - SVP, Sales and Marketing

Harsh, I think our coverage is pretty typically the way it is normally quarter in and quarter out.

Harsh Kumar - Stephens Inc. - Analyst

Fair enough. Then Dr. Lu, I noticed that the OpEx is creeping up a little bit. You talked about new products and R&D efforts there. Is this the new normal rate that we should think of in the 21% or would you kind of help us out and give us some goal of what we should think long term?

Keh-Shew Lu - Diodes Incorporated - President and CEO

Okay. This is a good question, because our model is still targeted at 20% operational cost. Sometimes it will be up slightly, sometime it will be low, and like this time we due to some special mass costs, some special R&D costs, our GPM, our R&D supposed to be 5% from 1Q. It’s now 5.2%, so slightly up and this just, sometimes you cannot control the mix, but we have been driving the new product, new project and new technology, so I’m still target 20%. Sometimes 21%, could be, and I think we forecast in third quarter should not be changed.

Harsh Kumar - Stephens Inc. - Analyst

Fair enough. One last one for Rick. Rick, most other companies take out option expenses, stock comp expenses when they do non-GAAP. I noticed now for several quarters, you guys have it in there. It’s about a $0.20 difference between your numbers and everybody else’s numbers. Can you just explain why that happens?

Rick White - Diodes Incorporated - CFO

Sure. The SEC, back in 2008, sent us a letter and their request was that any recurring expense needs to be not excluded from our non-GAAP reporting. They specifically said that share-based or stock-based compensation was recurring on a quarter-by-quarter basis, and that we should not take that out. Since 2008, we have had our reporting - we talk about the $0.05 difference between GAAP and non-GAAP. Both of them would be higher if we added back this $0.05.

Keh-Shew Lu - Diodes Incorporated - President and CEO

If you wanted, you can just say GAAP result, the share-based compensation is $0.19 and non-GAAP that’s $0.19.

Harsh Kumar - Stephens Inc. - Analyst

That’s fair. Thanks, guys.

Operator

Steve Smigie, Raymond James.

Steven Smigie - Raymond James & Associates - Analyst

First question, Dr. Lu, your guidance is up about 4% sequential. I’ve seen some of the comps guide about flat and I think Fairchild’s may be up about 2% if I look at TI and I back out some of the wireless stuff, their analog, by my math, is up about 2%. I would say it’s a pretty good guide in this environment. Would you say that the guide here, the guide is more a function of share gains or meaning, you knocked competitors out of the slots or is it more you’ve been putting out a lot of new products due to your R&D investment and so you’ve been gaining some pretty big design wins or some other factor? Just how should I be thinking about that? Thanks.

Keh-Shew Lu - Diodes Incorporated - President and CEO

Steve, thank you for the good comments and we continue gaining market share, no doubt in my mind. That gained share actually is coming from the new products, new design wins, and new projects in our customers. Even the market is not growing as fast as what we expected or as everybody expected, but due to the new projects, new design wins, we are able to grow faster than everybody else, faster than our competitors and that’s why we gain market share.

Steven Smigie - Raymond James & Associates - Analyst

Okay. Specifically, in some of your commentary, you’ve talked a lot about mobility, a lot here about smartphones and tablets. It’s been a few years since you started focusing on that, but it was even maybe three and a half, four years ago, it was just a totally new business to you. Could you give some color, if not a percentage, on how much that is of your business or at least talk about to a certain extent how much of your growth you expect to get from one of these tablet handset products? If you could talk a little bit, would you say it’s fair to say you are strongly positioned on the two leading handset and tablet companies right now?

Keh-Shew Lu - Diodes Incorporated - President and CEO

Steve, I’m sorry, another thing I cannot really talk about. Mark, if you can make some comments?

Mark King - Diodes Incorporated - SVP, Sales and Marketing

I think that the portables market in our early days was not a strength of Diodes. When we were growing up, cell phones was a very big focus of all the broad line semiconductors and so we tried to focus on secondary things; at that time it was cameras, LCD TV and so forth. As we progressed and as our scale has gotten much bigger, we’ve come much more focused into those market places. Our entry in those areas is broad-based, both from product and customer base. You look at our consumer number, it’s quite strong, but it’s pretty broad-based also. We don’t really like to talk too much about specific end equipment and percentages of those end equipments and those things, but there’s obviously volumes in smartphones at various customers. There’s a lot of opportunity in tablets. There’s a lot, I guess, I sometimes cross over between ultra book and tablet, so that kind of confuses the issue a little bit. I think that’s about as granual (sic) as we want to get in that area. But if you look at some of the products we’ve come out, for all those segments that new hall sensor, the 1892, that’s a perfect device for us in that area. As we’ve expanded into MOSFETs and hall sensors, and as we start to get into miniature and small and thin, obviously those markets become very key to us.

Steven Smigie - Raymond James & Associates - Analyst

Okay, great. If I could sneak one more in, could you talk a little bit about how we should be thinking about tax rate in calendar 2013? Is it reasonable to think you would continue at roughly the same 10% tax rate you’ve been seeing so far this year?

Rick White - Diodes Incorporated - CFO

No, I don’t think so. I think that we will go back. If you look historically, Diodes’ tax rate was around 17% or 18% and I would think in that 2013 we’d be in the upper 15% to 20% range.

Steven Smigie - Raymond James & Associates - Analyst

Okay. Great.

Rick White - Diodes Incorporated - CFO

That’s our guess right now.

Steven Smigie - Raymond James & Associates - Analyst

Okay. Thanks. Congratulations on a good quarter and tough environment.

Operator

Sujeeva de Silva, ThinkEquity.

Sujeeva de Silva - ThinkEquity - Analyst

With the manufacturing transitions that you’re doing in the back end, is there any gross margin uplift coming as you transition some of the production around your back end facilities in the next few quarters from now?

Keh-Shew Lu - Diodes Incorporated - President and CEO

We will continue. I think we continue and we will continue our product productivity improvement and cost reduction. What we hope is that activity going to be overtaking the ASP decrease. If we continue doing that, we will continue able to show GPM percent improvement.

Sujeeva de Silva - ThinkEquity - Analyst

That makes sense. For the weakness in China that you saw, can you talk about which end market you may have seen that in more so or was it broad-based?

Keh-Shew Lu - Diodes Incorporated - President and CEO

Well, it’s more broad based, because when we - in China business, we exit two coming from the China business. One is the OEM, who view for global companies. Those slow down some due to the global economy, but at the same time, the internal, the domestic consumption is actually slow down, too, and therefore, we see the China market slow down.

Mark King - Diodes Incorporated - SVP, Sales and Marketing

In some of our key end equipments, we’re starting to see the global players make a much stronger position, which is kind of pushing back some of the more local Chinese suppliers, say in TV and so forth. They’re trying to make a stand or something, but they were seeing a shift where the global players are more aggressively building and some of the secondary players are softer.

Sujeeva de Silva - ThinkEquity - Analyst

Got it. My last question, can you just remind us what the fourth quarter seasonality for revenue is typically and whether this year you think it would be a typical year or there are some tail winds to that? Thanks.

Keh-Shew Lu - Diodes Incorporated - President and CEO

We don’t really give the forecast on the fourth quarter. You just need to look at the season similarity, typically fourth quarter.

Sujeeva de Silva - ThinkEquity - Analyst

Historically what’s that been? Just so I understand.

Keh-Shew Lu - Diodes Incorporated - President and CEO

Historically, it’s flat or slightly down.

Sujeeva de Silva - ThinkEquity - Analyst

Great. Thanks.

Keh-Shew Lu - Diodes Incorporated - President and CEO

Somewhere between 0 to 5%. Down somewhere between that. That’s seasonally.

Sujeeva de Silva - ThinkEquity - Analyst

Thanks, guys.

Operator

Gary Mobley, Benchmark.

Gary Mobley - The Benchmark Company - Analyst

I wanted to start with a question for Mark. Mark, did you say that distributor inventory was down 1% sequentially as of the end of the June quarter? I think you mentioned inventory in the same channel, distribution is approximately three months. Was that roughly flat sequentially, or perhaps down or up?

Mark King - Diodes Incorporated - SVP, Sales and Marketing

No, the inventory was down 1%, and so it was down 1%, and, yes, it’s slightly under three months globally.

Gary Mobley - The Benchmark Company - Analyst

Okay. Three months, you’re referring to both hub inventory as pulled by OEMs and then as well as distributor inventory, right?

Mark King - Diodes Incorporated - SVP, Sales and Marketing

No, I’m talk about distributor inventory. We considered hub inventory basically as our inventory.

Gary Mobley - The Benchmark Company - Analyst

All right. Very good. I appreciate the fact that your gross margins are improving roughly 250 basis points sequentially for the first three quarters of the year, but if I look at your revenue expected for the third quarter, call it $166 million, I compare that to what you’re generating in previous years, your gross margin expected in the third quarter is about 500 basis points below prior levels. My suspicion is you have a lot more capacity now, your utilization is lower. Could you share with us what your quarterly revenue run rate would need to be, to be at 100% utilization? If not that explicit number, maybe you can share with us what the utilization rate was for the June quarter?

Keh-Shew Lu - Diodes Incorporated - President and CEO

If you will compare to last year, I think there’s several things you need to put in consideration. One is ASP and last year second half ASP dropped quite dramatically and, therefore, from that point of view, you lose the GPM percent. Second thing is the product mix. I think the second half of last year, I kept talking about, due to the underloading, we moved our product mix downwards, and now we are stable, and we gradually improve, but it’s not back to that level in the second quarter last year yet. Third, it’s the gold price, still higher than first half of last year. It’s stabilized but not really going down yet. Then the productivity, we continue our productivity improvement. When you’re talking about the loading, yes, we are not fully loaded yet and we still put in the capacity to support the high end new product, new packaging, which is the one we don’t have enough capacity, but we are not 10% to 12%, at the high end of 12%. We are now the capacity expansion, capital expenditure is somewhere at the low end of that 10% to 12% and the reason we need to still continue, put that capital is to support newer package or new projects. We still have capacity to support if the market really come very hard and we still have enough capacity to support.

Gary Mobley - The Benchmark Company - Analyst

Okay. Assuming you don’t equip your Chengdu facility at a rapid rate, what sort of revenue run rate, on a quarterly basis, do you think you can do right now? Do you think you can do $200 million in revenue without adding any additional capacity in Shanghai?

Keh-Shew Lu - Diodes Incorporated - President and CEO

That number, I don’t know. I didn’t go through a calculation yet. It’s really (inaudible) ASP. If the market is low, then even the same capacity, the ASP is low, the revenue will be low. It’s very difficult to tell us, but we have enough space in Shanghai to support if we need it to put more capital to support. Chengdu, you don’t count it on production until next year, because I think in my speech, I talking about now we are putting out power and it take about 9 to 10 months. Then after the power we put out equipment, we start to qualify to run it and all these, you are not really looking for capacity of Chengdu until second half of next year. We are planting enough space and we have enough capacity to support us, but I cannot really tell you how much revenue it will support because it’s really depends on ASP.

Gary Mobley - The Benchmark Company - Analyst

Understood. Last question for Rick, just to be clear, on your operating expense guidance for the third quarter, that 21%, that includes GAAP R&D and as well, GAAP SG&A and then last, it includes amortization?

Rick White - Diodes Incorporated - CFO

Yes, that’s right. Those three pieces, right.

Gary Mobley - The Benchmark Company - Analyst

All right. Very good. Thanks, guys.

Operator

Vernon Essi, Needham & Company.

Vernon Essi - Needham & Company - Analyst

I was wondering could you go back to the end market discussion. Just curious what drove the uptick in the computing side? For clarification purposes, earlier you made a comment talking about tablets and I’m wondering if that’s included in the computing bucket or do you put that in the consumer side?

Mark King - Diodes Incorporated - SVP, Sales and Marketing

In the consumer side. The uptick is because we had a soft first quarter seasonally, so that was why it grew the fastest, because it was off the most in the first quarter.

Keh-Shew Lu - Diodes Incorporated - President and CEO

You’re talking computers and it’s high shortage in the first Q. If you look at 1Q, high shortage caused the consumer market slowdown and saw uptick is really just because it’s back to normal.

Mark King - Diodes Incorporated - SVP, Sales and Marketing

It was the fastest growing in raw dollars.

Vernon Essi - Needham & Company - Analyst

Okay. Rick, a gross margin-related question, but just to refresh me on your CapEx plans, going into next year, basically this facility will go on-line. I’m just curious, do you expect a big change in your depreciation amount on a quarterly basis or will that change much from the $16 million run rate you’ve been at?

Rick White - Diodes Incorporated - CFO

No, because the plan is that when we start building out Chengdu with equipment, the equipment that we put into Shanghai will be minimized. Basically we’ll shift from Shanghai to Chengdu and so there won’t be that much change in the depreciation itself.

Vernon Essi - Needham & Company - Analyst

All right. That’s helpful. Thank you.

Operator

Christopher Longiaru, Sidoti & Company.

Christopher Longiaru - Sidoti & Company - Analyst

Can you talk about inventory in the channel a little bit and where that is, where it was relative at the beginning of when you reported the first quarter?

Mark King - Diodes Incorporated - SVP, Sales and Marketing

I don’t have the first quarter. Let me see. Maybe I do. I don’t have it there. It was down 1%. It was kind of where we expected it to be. It was pretty much POP and POS were relatively flat in the quarter. Maybe POS was slightly higher as a percentage. I expect it to continue to decline in this quarter and we think it’s in pretty good shape. North America, and Europe traditionally run at between three and four, and Asia runs at two to 2.5 so probably it’s at 2.4, and North America and Europe, traditional spots. I think we’re in pretty good shape.

Christopher Longiaru - Sidoti & Company - Analyst

What was utilization?

Keh-Shew Lu - Diodes Incorporated - President and CEO

On what?

Christopher Longiaru - Sidoti & Company - Analyst

What was the fab utilization?

Keh-Shew Lu - Diodes Incorporated - President and CEO

Fab utilization is, especially our OFAB actually quite full, because some of the new products ramping up are coming from our OFAB. Fab utilization is not an issue. We typically use like 80% is the rough sum about full, we consider 80% is in the good or normal level and we are back to that. Assembly, like I said, we still depend on different package. The high end or newer package reach - we are fully loaded. We still need to put in the capacity to support those ramp. Now, the commodity like those package, like commodities, those kind of package, we are underloaded, because we really don’t want to building those kind of products.

Mark King - Diodes Incorporated - SVP, Sales and Marketing

Our objective is to round those up. Try to move them up the chain.

Christopher Longiaru - Sidoti & Company - Analyst

All right. That’s all I have. Congratulations on the results in the tough environment.

Operator

Shawn Harrison, Longbow research.

Shawn Harrison - Longbow Research - Analyst

Mainly a lot of clarifications, but I guess when looking at distribution into the September quarter, I don’t think you commented in terms of what you would expect them to do with inventory. It looks like the decline in your inventory distribution has been waning or that decline has been lessening. Would you expect no further inventory drawdown of distribution in the third quarter?

Mark King - Diodes Incorporated - SVP, Sales and Marketing

I think that North America and Europe will stay relatively in this range and I think we’ll see some drawdown in Asia.

Shawn Harrison - Longbow Research - Analyst

Okay.

Mark King - Diodes Incorporated - SVP, Sales and Marketing

But I feel pretty comfortable. We’re not seeing a big pressure on our inventory. We think our inventory is in pretty good shape and for the third quarter in Asia, I think our inventory is in the right place. I think that our inventory for North America and Europe in the right place for pretty much all quarters.

Shawn Harrison - Longbow Research - Analyst

Okay. Then secondly, I was a little bit confused, maybe just heard this incorrectly. If the consumer (technical difficulty) 32% of sales for the quarter, that would imply sales are down - was that almost high single or double digits year-over-year?

Mark King - Diodes Incorporated - SVP, Sales and Marketing

What?

Shawn Harrison - Longbow Research - Analyst

The consumer electronics business. If it was 32% of sales, I think it was 34% of sales last year.

Mark King - Diodes Incorporated - SVP, Sales and Marketing

Right.

Shawn Harrison - Longbow Research - Analyst

Down high single or low double digits year-over-year, so I was just trying to triangulate what was the decline.

Mark King - Diodes Incorporated - SVP, Sales and Marketing

I’ll to have run through all those numbers and maybe we can get back on it.

Keh-Shew Lu - Diodes Incorporated - President and CEO

Because we don’t have that reading of our consumer, is went down or something.

Shawn Harrison - Longbow Research - Analyst

I think I’m just going off the stats provided last year, so maybe I have something wrong. Pricing environment, Dr. Lu, I just want to confirm that you think it’s back to normal or a little bit less than normal, so we shouldn’t expect the negativity we saw in the back half of ’11?

Keh-Shew Lu - Diodes Incorporated - President and CEO

The ASPs reduction?

Shawn Harrison - Longbow Research - Analyst

Yes.

Keh-Shew Lu - Diodes Incorporated - President and CEO

Yes. I think it’s slightly better than normal season or normal quarterly ASP reduction.

Shawn Harrison - Longbow Research - Analyst

Finally, for Rick, trying to get my model in terms of SG&A, at 21.4%, that implies a gap, $35.5 million of SG&A for the September quarter at the midpoint of your guidance, which would be up maybe $1 million sequentially, so I’m just trying to figure out where the inflation in SG&A would be, or R&D?

Rick White - Diodes Incorporated - CFO

You’ve got to remember that we let R&D go up based on the revenue. Since the revenue is going up, the R&D is going to go up and we do have small increase in SG&A. Whether that occurs or not, we don’t know, but we’re trying to be conservative.

Shawn Harrison - Longbow Research - Analyst

You are going to be running R&D somewhere in the mid 8’s, and SG&A of $25 million, $26 million?

Rick White - Diodes Incorporated - CFO

That’s right.

Keh-Shew Lu - Diodes Incorporated - President and CEO

Our model is actually that R&D running about 5% of the revenue and that’s our goal and we continue doing that. Our SG&A possibly up more though it was 15% of revenue, and we are slightly higher now.

Rick White - Diodes Incorporated - CFO

We have SG&A at 15.5% plus the amortization of intangible costs.

Shawn Harrison - Longbow Research - Analyst

Okay. Thinking about the new designs, is the mix of new designs that you’re winning or putting out on the market and things that you’re winning, is that share different than your end market mix right now? Is it maybe much more based within the consumer electronics versus the split of revenues that we’re seeing?

Mark King - Diodes Incorporated - SVP, Sales and Marketing

I think it’s pretty broad-based. I think it would be very, very hard to - I think it would be relative to the same split we’re in now. We’re very, very diverse and we have - there’s obviously some very big ones and then there’s obviously just a multitude of smaller, more medium-sized. I would say that when it all comes out, we’ve been relatively consistent in our market mix for a period of time and I would say it would continue in this direction.

Shawn Harrison - Longbow Research - Analyst

Okay. Thanks so much.

Operator

Tristan Gerra, Baird.

Tristan Gerra - Robert W. Baird & Company, Inc. - Analyst

It looks like utilization rates are no longer really having a negative impact on the gross margin. If we assume a somewhat weak environment with top-line maybe flattish or up slightly over the next few quarters, when do you think you would get back to the type of product mix that you have in Q2, 2011?

Keh-Shew Lu - Diodes Incorporated - President and CEO

All I could tell you would be really if the market’s very hot, then but you know, since last year, when market started to slow down, the market’s not really that hot or demand. We are gaining the market share, but if you look at the growth rate year-over-year, from semiconductor or from our same point of view, it’s not really growing. If the semiconductor SAM back to 10% growth or our SAM, then we’ll be able to double that number, then you can see the GPM will be improved dramatically, but the market’s is not growing.

Mark King - Diodes Incorporated - SVP, Sales and Marketing

If the market improves on a slight basis, though, we’ll be able to continue to grind through changing this mix up and that should drive us towards those margin improvements that you’re looking for. We’re very focused on what we’re trying to sell and where we’re trying to sell it and we have a lot of new product initiatives. It’s going to fill up what we believe is some of the lower value products that we have out there. If there’s no market out there that says we need to aggressively attack those lower end products because we see a big price increase, then naturally our mix under this will round into a better mix overall, which should be positive and drive us towards where you’d like to see us go.

Keh-Shew Lu - Diodes Incorporated - President and CEO

Our biggest model, we really want to focus more on the growth instead of just the GPM percent. That’s why I mention that over and over again. Our priority is growth, gaining market share, and we’ll continue doing that. We did that and we’ll continue to do that.

Tristan Gerra - Robert W. Baird & Company, Inc. - Analyst

Great. That’s very useful. Could you remind us what the mix is currently of analog versus discrete and what would be your target by end of next year?

Keh-Shew Lu - Diodes Incorporated - President and CEO

We really never disclose this number and the reason is, we use this year the same back end capacity. They use the same kind of package so we sometimes prioritize based on need, based on customer, based on those, so it’s very difficult for us to drive in to separate analog versus discrete, so we just don’t separate those business.

Tristan Gerra - Robert W. Baird & Company, Inc. - Analyst

Okay. Directionally, though, is it a fair assumption that mix is going to improve? Is the R&D increase that you are guiding for, for Q3, how much of that is just one-time items versus an improvement in mix in terms of investing into higher margin products?

Keh-Shew Lu - Diodes Incorporated - President and CEO

When I talking about sometimes due to the mix, because masks very expensive. When you we are talking about 500,000 and 800,000 more in the quarter, two or three mask set will make that difference and therefore it’s very difficult for us to make the R&D - the number exactly, because sometimes they reduce more or they reduce less. My biggest model is 5% of our revenue go to R&D and that’s our goal and that’s our model and we try to do that. Sometimes you might be 0.2% more. 0.2% is probably 300,000. 300,000 is only one or two mask sets. We introduce so many new product a quarter. Very difficult to control. I don’t want to be caught trying to set 300,000 and slow down a new product. New product still number one priority.

Mark King - Diodes Incorporated - SVP, Sales and Marketing

One other thing is, just because it’s analog doesn’t mean it’s more margin, too. Both discrete and analog both have equal opportunities for higher margin products.

Keh-Shew Lu - Diodes Incorporated - President and CEO

Because it’s packaging is where we’re winning.

Tristan Gerra - Robert W. Baird & Company, Inc. - Analyst

Okay. That’s very useful. Thank you.

Operator

Vijay Rakesh, Sterne Agee.

Vijay Rakesh - Sterne, Agee & Leach, Inc. - Analyst

What was your sell-in versus sell-through on your mix on revenues?

Mark King - Diodes Incorporated - SVP, Sales and Marketing

POP and POS were pretty much flat, I mean, they were equal.

Vijay Rakesh - Sterne, Agee & Leach, Inc. - Analyst

No, I meant, does that recognize all revenues on sell-in?

Mark King - Diodes Incorporated - SVP, Sales and Marketing

Sell-out.

Vijay Rakesh - Sterne, Agee & Leach, Inc. - Analyst

Sell-out, okay.

Mark King - Diodes Incorporated - SVP, Sales and Marketing

Sell-in, through the distributor.

Vijay Rakesh - Sterne, Agee & Leach, Inc. - Analyst

All right. And I know you mentioned POS was coming down, the point of sales was coming down significantly. Are you baking that in with the guidance?

Mark King - Diodes Incorporated - SVP, Sales and Marketing

No, I said POS was up 13% quarter-over-quarter.

Vijay Rakesh - Sterne, Agee & Leach, Inc. - Analyst

No, for the out quarter, for the September quarter, right.

Mark King - Diodes Incorporated - SVP, Sales and Marketing

I don’t expect POS to decrease in the quarter. Our POS should be in line with our guidance directionally.

Vijay Rakesh - Sterne, Agee & Leach, Inc. - Analyst

Got it. Okay. Last question here, when you look at the ASPs unusually soft. What is other mix, what are the other levers on the gross margin line trying to get back to last year’s margin levels?

Keh-Shew Lu - Diodes Incorporated - President and CEO

I think at the beginning of the call I make it four factors affect our margin. One is ASP. I said ASP still continue going down, but it’s not as worse as second half of last year. It’s going down better than that. We typically see 2% a quarter type of ASP drop. Second thing is product mix. I said product mix actually improved due to majority our new products, new projects get ramp up the production.

The third one is gold. Gold conversion is steady, but it’s not really increased significantly, because now we are waiting for the major customers to convert and major customer typically very, very slowly to convert to the gold wire. Then the fourth one is productivity improvement from our making function and I say those is really continue improved, and that’s why we are able to change our GPM percent from 23.3% in 1Q to 25.8% in 2Q. Now we guide another 2.2% up plus minus 2%, and those are because our effort on manufacturing improvement.

Vijay Rakesh - Sterne, Agee & Leach, Inc. - Analyst

Okay. Got it. Thanks.

Operator

Tristan Gerra, Baird.

Tristan Gerra - Robert W. Baird & Company, Inc. - Analyst

Have you talked about the savings of Chengdu once it’s ramping versus Shanghai?

Keh-Shew Lu - Diodes Incorporated - President and CEO

I don’t think we’re talking about that yet because Chengdu won’t be ramped up until second half of next year, so we still have one year away, so we are not. We know the labor costs will be low. But since their capacity beginning will be lower, so the costs may not be as good as SKE, but labor costs will be cheaper. We do not really do any comparison yet. But, yes, for long run, yes, it will be major manufacturing facility for us. When they get to the same or bigger capacity, then they can be more cost effective.

Tristan Gerra - Robert W. Baird & Company, Inc. - Analyst

Are the labor costs in that region lower than in Shanghai?

Keh-Shew Lu - Diodes Incorporated - President and CEO

Right now? The labor today?

Tristan Gerra - Robert W. Baird & Company, Inc. - Analyst

Currently, yes.

Keh-Shew Lu - Diodes Incorporated - President and CEO

Yes.

Mark King - Diodes Incorporated - SVP, Sales and Marketing

And more stable.

Tristan Gerra - Robert W. Baird & Company, Inc. - Analyst

Great.

Keh-Shew Lu - Diodes Incorporated - President and CEO

Because Shanghai, most of the people come from inland, and Chengdu, most of the people coming from the province, the Sichuan province. That’s the difference.

Tristan Gerra - Robert W. Baird & Company, Inc. - Analyst

Great. Thanks again, very useful.

Operator

Ladies and gentlemen that concludes today’s Q and A. Now let’s turn the conference over to Dr. Keh-Shew Lu for closing remarks.

Keh-Shew Lu - Diodes Incorporated - President and CEO

Thank you for your participation today. Operator, you may now disconnect.

Operator

Thank you. Ladies and gentlemen that concludes today’s conference. You may now disconnect, and have a great day.